UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-5531

Barings Participation Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Adviser
Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02110

Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02116
Transfer Agent & Registrar
DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website
www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Barings LLC ("Barings") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Barings to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Barings manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (i) without charge, upon request, by calling, toll-free 866-399-1516; (ii) on the Trust's website: www.barings.com/mpv; and (iii) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust's website: www.barings.com/mpv; and (ii) on the SEC's website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS
July 31, 2017

We are pleased to present the June 30, 2017 Quarterly Report of Barings Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on August 11, 2017 to shareholders of record on August 1, 2017. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.29 per share of net investment income, including $0.02 per share of non-recurring income for the second quarter of 2017, compared to $0.29 per share, including $0.04 per share of non-recurring income, in the previous quarter.

During the second quarter, the net assets of the Trust increased to $145,538,123 or $13.96 per share compared to $141,119,693 or $13.56 per share on March 31, 2017. This translates into a 5.0% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 12.3%, 9.5%, 11.7%, 9.8% and 12.4% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price decreased 1.1% during the quarter, from $14.10 per share as of March 31, 2017 to $13.95 per share as of June 30, 2017. The Trust's market price of $13.95 per share equates to a 0.1% discount to the June 30, 2017 net asset value per share of $13.96. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 0.86%, 6.59% and 6.90%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 2.5% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.2% for the quarter.

The Trust closed three new private placement investments during the second quarter. The three new investments were in BEI Precision Systems & Space Company, Inc., English Color & Supply LLC and Whitebridge Pet Brands Holdings, LLC. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $5,079,000.

Middle market transaction activity continued to be below expectations in the second quarter. While overall middle market loan volume increased 2% compared to the first quarter of 2017 and 7% compared to the comparable quarter in 2016, the increase was primarily driven by refinancing activity as new money volume (an indicator of M&A activity) was down 5% from the first quarter. More importantly, it was the larger end of the middle market that posted the quarter-over-quarter and year-over-year growth. Lending activity in the "traditional middle market", the primary market segment in which the Trust invests, was down 13% compared to the first quarter of 2017 and 20% lower than the comparable quarter of 2016 (source: Thomson Reuters LPC Middle Market Weekly – July 14, 2017). Exacerbating the low M&A activity is the continuation of hyper-competitive market conditions driven by the increasing abundance of debt capital available to borrowers. While deal flow remains stable and we continue to actively pursue new investment opportunities on behalf of the Trust, we do so cautiously in order to generate attractive investment returns without taking inappropriate levels of risk, a strategy that has served us well over the years.

The Trust's remaining portfolio remains in good condition with the number of companies on our watch list and/or in default remaining stable and at acceptable levels. Furthermore, the majority of the underlying companies in the portfolio generally demonstrated stable to improving financial performance during the quarter. Five private companies in which the Trust had outstanding investments were sold during the quarter resulting in favorable outcomes. In addition, three companies prepaid a portion or all of their subordinated debt held by the Trust. At quarter-end there were eleven companies in which the Trust had outstanding investments which were in an active sale process. We would expect these companies to be sold over the next few quarters.

The Trust was able to maintain its $0.27 per share quarterly dividend in the first quarter. While the portion of the Trust's portfolio made up of interest bearing securities continues to increase, it remained necessary to supplement recurring investment income with $0.01 per share of earnings carry forward in order to maintain the $0.27 per share dividend. While it has steadily improved over the past few quarters, recurring investment income alone has not been sufficient, and may not be sufficient in the near term, to fully fund the current dividend rate. Net investment income has been below the dividend rate since 2013 principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015,

(Continued)

combined with generally lower investment returns available due to market and competitive dynamics over the past several years. Over the past several quarters we have made good progress in growing recurring investment income over the past several quarters, as many of the investments exited by the Trust in privately held companies were in non-interest bearing securities, while the majority of the Trust's new investments in privately held companies have been in interest bearing debt securities. However, the Trust's recurring investment income remained below the dividend rate and may continue to require supplementation from non-recurring income in the near term. The level of expected recurring investment income generated by the Trust in 2017, combined with the availability of earnings carry forwards and other non-recurring income, is expected to be sufficient to maintain the current dividend rate over the next several quarters. However, until recurring investment income consistently reaches a level equal to the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 6/30/2017*

Public Debt
18.4%
Public Bank
Loans
0.6%
Cash & Short-Term
Investments
6.5%
Private / Restricted
Equity
13.2%
Private Debt
61.3%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Participation Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $99,124,728 )	$100,802,259
Corporate restricted securities at market value (Cost - $18,371,866 )	18,495,908
Corporate public securities at market value (Cost - $29,480,828 )	30,343,308
Short-term securities at amortized cost	3,827,690

Total investments (Cost - $150,805,112 )	153,469,165

Cash	6,480,972
Interest receivable	1,638,021
Other assets	6,773
Tax receivable	5,809

Total assets	161,600,740

Liabilities:
Note payable	15,000,000
Deferred tax liability	527,673
Investment advisory fee payable	327,461
Interest payable	27,267
Accrued expenses	180,216

Total liabilities	16,062,617

Total net assets	$145,538,123

Net Assets:
Common shares, par value $.01 per share	$104,224
Additional paid-in capital	95,408,919
Retained net realized gain on investments, prior years	40,511,310
Undistributed net investment income	3,730,563
Accumulated net realized gain on investments	3,646,727
Net unrealized appreciation of investments	2,136,380

Total net assets	$145,538,123

Common shares issued and outstanding (14,787,750 authorized)	10,422,475

Net asset value per share	$13.96

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2017
(Unaudited)

Investment Income:
Interest	$6,039,165
Dividends	1,069,525
Other	164,513

Total investment income	7,273,203

Expenses:
Investment advisory fees	644,980
Interest	306,750
Trustees' fees and expenses	121,000
Professional fees	115,822
Reports to shareholders	48,000
Custodian fees	11,997
Other	53,616

Total expenses	1,302,165

Investment income - net	5,971,038

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	1,287,961
Income tax expense	(128,855)

Net realized gain on investments after taxes	1,159,106

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	4,222,936
Net (increase) decrease in deferred income tax expense	(112,659)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	4,110,277

Net gain on investments	5,269,383

Net increase in net assets resulting from operations	$11,240,421

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the six months ended June 30, 2017
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$6,203,522
Purchases of portfolio securities	(15,366,904)
Proceeds from disposition of portfolio securities	11,479,820
Interest, dividends and other income received	6,978,218
Interest expense paid	(306,750)
Operating expenses paid	(953,692)
Income taxes paid	(638,967)

Net cash provided by operating activities	7,395,247

Cash flows from financing activities:
Cash dividends paid from net investment income	(5,613,481)
Receipts for shares issued on reinvestment of dividends	500,185

Net cash used for financing activities	(5,113,296)

Net increase in cash	2,281,951
Cash - beginning of period	4,199,021

Cash - end of period	$6,480,972

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$11,240,421

Increase in investments	(3,772,135)
Decrease in interest receivable	110,493
Decrease in receivable for investments sold	152,188
Decrease in other assets	20,010
Decrease in tax payable	(510,112)
Increase in deferred tax liability	112,659
Increase in investment advisory fee payable	20,096
Increase in accrued expenses	21,627

Total adjustments to net assets from operations	(3,845,174)

Net cash provided by operating activities	$7,395,247

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 06/30/2017 (Unaudited)	For the year ended 12/31/2016
Increase in net assets:
Operations:
Investment income - net	$5,971,038	$10,324,242
Net realized gain on investments after taxes	1,159,106	1,279,991
Net change in unrealized appreciation of investments after taxes	4,110,277	38,399

Net increase in net assets resulting from operations	11,240,421	11,642,632

Increase from common shares issued on reinvestment of dividends
Common shares issued (2017 - 36,302; 2016 - 57,782)	500,185	806,973

Dividends to shareholders from:
Net investment income (2017 - $0.27 per share; 2016 - $1.08 per share)	(2,809,214)	(11,192,508)

Total increase in net assets	8,931,392	1,257,097

Net assets, beginning of period/year	136,606,731	135,349,634

Net assets, end of period/year (including undistributed net investment income of $3,730,563 and $568,739, respectively)	$145,538,123	$136,606,731

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2017 (Unaudited)		For the years ended December 31,
			2016		2015		2014	2013
Net asset value:
Beginning of period/year	$13.15		$13.10		$13.35		$12.83	$12.56

Net investment income (a)	0.57		1.00		0.95		1.04	1.00
Net realized and unrealized gain (loss) on investments	0.51		0.13		(0.12)		0.57	0.35

Total from investment operations	1.08		1.13		0.83		1.61	1.35

Dividends from net investment income to common shareholders	(0.27)		(1.08)		(1.08)		(0.96)	(1.08)
Dividends from realized gain on investments to common shareholders	—		—		—		(0.12)	—
Increase from dividends reinvested	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.00	)(b)

Total dividends	(0.27)		(1.08)		(1.08)		(1.09)	(1.08)

Net asset value: End of period/year	$13.96		$13.15		$13.10		$13.35	$12.83

Per share market value:
End of period/year	$13.95		$14.20		$13.75		$13.23	$12.88

Total investment return
Net asset value (c)	8.29%		8.75%		6.23%		13.61%	10.97%
Market value (c)	0.15%		11.45%		12.66%		12.54%	0.47%
Net assets (in millions):
End of period/year	$145.54		$136.61		$135.35		$137.57	$131.42
Ratio of total expenses to average net assets	2.05%		2.26%		2.17%		2.84%	2.15%
Ratio of operating expenses to average net assets	1.43%		1.35%		1.49%		1.49%	1.51%
Ratio of interest expense to average net assets	0.44%		0.44%		0.44%		0.45%	0.47%
Ratio of income tax expense to average net assets (d)	0.18%		0.47%		0.24%		0.90%	0.17%
Ratio of net investment income to average net assets	8.56%		7.45%		6.95%		7.82%	7.77%
Portfolio turnover	8%		31%		30%		32%	30%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,703	$10,107	$10,023	$10,171	$9,761

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2017
(Unaudited)

Corporate Restricted Securities - 81.97%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 69.26%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	$102,270	$145,370
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	206,835

			113,634	352,205

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$109,335	08/01/12	104,592	108,572
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	236,594
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	39,924

			272,038	385,090

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,910	—

* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$1,209,354	03/27/15	1,193,496	1,221,447
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	100,320
Common Stock (B)	346 shs.	03/27/15	346	—

			1,305,996	1,321,767

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
Limited Liability Company Unit	288 uts.	11/18/14	288,000	493,307

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.75% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$1,568,182	10/31/16	1,539,044	1,573,435
Common Stock (B)	156,818 shs.	10/31/16	156,818	239,648

			1,695,862	1,813,083

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	$113,636	$250,366

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% (1% PIK) Senior Subordinated Note due 04/22/2023	$1,396,478	04/22/16	1,382,152	1,418,083
Limited Liability Company Unit (B)	0.40% int.	04/20/16	345,000	345,000

			1,727,152	1,763,083

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$1,717,398	*	1,702,645	1,717,398
Limited Partnership Interest	524 uts.	08/01/14	523,950	589,609

* 05/21/13 and 08/01/14.			2,226,595	2,307,007

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$752,432	11/19/15	740,930	722,549
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	33,441

			852,030	755,990

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,492,024	1,551,895
Preferred Stock (B)	210 shs.	08/17/15	209,390	197,412
Common Stock (B)	210 shs.	08/17/15	210	—

			1,701,624	1,749,307

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 01/31/2021 (D)	$500,587	07/31/14	491,228	—
Limited Liability Company Unit (B)(F)	45,504 uts.	*	—	—

* 07/31/14 and 10/14/15.			491,228	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,449,000	04/28/17	$1,420,486	$1,463,138
Limited Liability Company Unit (B)(F)	2,760 uts.	04/28/17	276,000	276,000

			1,696,486	1,739,138

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$99,291	10/12/12	98,775	99,291
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$333,075	10/12/12	322,844	333,075
Common Stock (B)	51,064 shs.	10/12/12	51,064	311,839
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	123,456

			492,899	867,661

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2021 (D)	$1,585,908	06/30/15	1,561,276	—
Common Stock (B)	1,417 shs.	06/30/15	156,800	—

			1,718,076	—

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)(F)	417 uts.	10/17/12	41,667	71,251
Limited Liability Company Unit Class B (B)(F)	167 uts.	10/17/12	166,666	284,292

			208,333	355,543

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	1,367,762	1,412,606
Preferred Stock (B)	1,350 shs.	*	134,972	175,945
Preferred Stock (B)	489 shs.	*	48,721	63,770
Common Stock (B)	140 shs.	*	14,864	275,704
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	58 shs.	*	5,430	114,518

* 05/09/13 and 11/01/13.			1,571,749	2,042,543

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$785,781	01/19/11	$778,662	$785,781
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$207,076	08/03/12	205,486	207,076
Common Stock (B)	375 shs.	01/19/11	37,500	46,145
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	36,273

			1,050,898	1,075,275

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
Limited Liability Company Unit (B)(F)	1 ut.	03/26/12	189,978	—

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$2,038,644	*	2,009,730	2,031,424
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	150,108

* 10/01/14 and 07/18/16.			2,198,997	2,181,532

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	647,901

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)(F)	230 uts.	03/04/15	147,304	144,984

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	129,292
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	104,062
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	1,123,988
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	262,533

			142,369	1,619,875

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% (1.75% PIK) Senior Subordinated Note due 06/30/2023	$771,637	06/30/16	$757,920	$788,521
Preferred Stock Series A (B)	758 shs.	06/30/16	72,033	81,662
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	9,671

			833,744	879,854

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 11/22/2019	$1,316,408	11/22/13	1,304,378	1,316,408
Common Stock (B)	90 shs.	*	514,284	406,487

* 11/22/13 and 09/16/16.			1,818,662	1,722,895

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$1,420,588	10/07/16	1,394,451	1,417,587
Limited Liability Company Unit (B)(F)	304,412 uts.	10/07/16	304,412	316,588

			1,698,863	1,734,175

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$1,418,035	05/04/12	1,407,521	1,389,256
Preferred Stock (B)	25 shs.	05/04/12	252,434	241,040
Common Stock (B)	25 shs.	05/04/12	28,048	—

			1,688,003	1,630,296

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/31/2023	$1,725,000	09/28/16	1,694,078	1,690,500

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$1,725,000	12/22/15	1,705,594	1,725,000

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% (0.75% PIK) Senior Subordinated Note due 11/21/2020	$1,319,285	11/21/14	$1,300,093	$1,332,477
Limited Liability Company Unit (B)(F)	230 uts.	11/19/14	71,875	95,572

			1,371,968	1,428,049

Elite Sportwear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 10/13/2021	$1,576,610	10/14/16	1,552,229	1,577,138
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	155,843

			1,711,951	1,732,981

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,327,305	06/30/17	1,300,770	1,327,305
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	397,695

			1,698,465	1,725,000

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% (1.5% PIK) Senior Subordinated Note due 10/04/2019	$976,630	04/04/14	967,262	976,630
14% (2% PIK) Senior Subordinated Note due 10/04/2019	$257,061	07/01/16	253,325	262,202
Common Stock (B)	0.31% int.	04/04/14	77,533	86,301

			1,298,120	1,325,133

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	84,024
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	469,957

			75,418	553,981

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	—	80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	296,887
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	37,221
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	31,126
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	50,677

			105,046	496,470

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
Common Stock (B)	148 shs.	05/01/15	$148,096	$274,041

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	106,457
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—

			76,687	106,457

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
15% (1% PIK) Senior Subordinated Note due 03/27/2020	$1,617,979	03/27/14	1,599,754	1,537,080
Common Stock (B)	15,500 shs.	03/27/14	155,000	103,830

			1,754,754	1,640,910

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$1,232,251	03/27/13	1,223,615	1,232,251
Common Stock (B)	1,181 shs.	03/27/13	118,110	125,639

			1,341,725	1,357,890

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% (1% PIK) Senior Subordinated Note due 01/05/2022	$1,600,755	01/15/16	1,574,896	1,632,770
Common Stock (B)	147 shs.	01/15/16	147,436	238,967

			1,722,332	1,871,737

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	342 shs.	06/19/15	70,683	81,107
Common Stock (B)	342 shs.	06/19/15	2,945	37,244

			73,628	118,351

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	174,831	168,908

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	$700,464	$719,575
Common Stock (B)	846 shs.	02/05/14	84,636	59,675
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	28,004

			821,916	807,254

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$1,725,000	*	1,699,446	1,739,071
Limited Liability Company Unit Preferred (B)	372 uts.	**	371,644	424,372
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—

* 12/19/14 and 02/21/17.			2,071,090	2,163,443
**12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$1,591,314	07/01/16	1,563,576	1,620,487
Common Stock (B)	150 shs.	07/01/16	149,500	160,492

			1,713,076	1,780,979

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,117,470	02/14/14	1,106,474	1,117,470
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	428,680	435,563
Common Stock (B)	821 shs.	02/14/14	822	291,672

			1,535,976	1,844,705

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$1,731,564	01/17/14	1,715,309	1,644,986
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	—

			1,816,872	1,644,986

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$1,377,741	*	1,357,447	1,331,341

* 12/30/15 and 12/23/16.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—

			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$1,098,837	08/19/08	1,095,927	1,050,989
Common Stock (B)	251 shs.	08/19/08	251,163	20,387
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	5,270

			1,407,323	1,076,646

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12% (1% PIK) Senior Subordinated Note due 07/19/2022	$1,134,472	*	1,122,401	1,134,472
Limited Liability Company Unit Class A Preferred (B)	1,127 uts.	09/27/12	112,726	173,732
Limited Liability Company Unit Class A Common (B)	910 uts.	09/27/12	910	221,091

* 07/19/16 and 09/06/16.			1,236,037	1,529,295

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	93 shs.	10/27/11	77,462	193,692

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% (1% PIK) Senior Subordinated Note due 11/10/2020	$1,092,190	11/10/14	1,078,263	1,081,684
Common Stock (B)	2,300 shs.	11/10/14	230,000	174,781

			1,308,263	1,256,465

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	125,607

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
Limited Liability Company Unit Class A (B)(F)	283 uts.	12/11/13	$—	$1,386,763

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B)(F)	1,038,805 uts.	12/05/12	232,207	—
Limited Liability Company Unit Class A-1 (B)(F)	163,043 uts.	10/31/16	163,043	194,429
Limited Liability Company Unit Class A-2 (B)(F)	1,032,609 uts.	10/31/16	—	38,795

			395,250	233,224

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	80,984
Common Stock (B)	353 shs.	07/15/08	285,619	119,713

			285,619	200,697

Kyjen Company
A designer and distributer of branded and private label dog toys and accessories primarily in the US.
13% (1% PIK) Senior Subordinated Note due 10/14/2021	$1,316,050	10/14/15	1,295,615	1,342,371

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	12,764 uts.	*	166,481	223,209
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)(F)	1,787 shs.	05/04/07	22,781	31,251

* 05/04/07 and 01/02/08.			189,262	254,460

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018 (D)	$419,971	01/15/10	404,121	209,986
15% (2.5% PIK) Senior Subordinated Note due 01/15/2018 (D)	$115,253	10/05/10	114,604	57,626
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—

			766,351	267,612

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$868,102	04/17/15	$861,517	$782,885
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—

			1,539,846	782,885

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% (0.75% PIK) Senior Subordinated Note due 08/09/2022	$987,448	*	971,408	997,477
Limited Liability Company Unit Class B (B)	101,500 uts.	09/22/15	101,500	145,856

* 09/22/15 and 02/09/17.			1,072,908	1,143,333

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$454,295	09/22/11	449,013	431,580
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	—
14% PIK Senior Subordinated Note due 06/30/2019	$36,579	10/21/16	36,579	36,541
Common Stock Class A (B)	75,258 shs.	*	170,705	—

* 08/18/15, 10/20/16 and 01/27/17.			680,136	468,121

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$1,112,176	09/30/14	1,096,936	1,098,010
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	94,045

			1,316,481	1,192,055

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$1,562,678	12/02/16	1,533,696	1,588,827
Preferred Stock (B)	1,711 shs.	12/02/16	171,116	152,002
Common Stock (B)	242 shs.	12/02/16	242	—

			1,705,054	1,740,829

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 11/02/2019	$1,322,897	11/02/12	$1,312,113	$1,322,897
Common Stock (B)	45 shs.	11/02/12	44,643	36,317

			1,356,756	1,359,214

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$1,743,842	04/29/16	1,714,808	1,675,100

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$281,660	11/30/10	279,690	281,660
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	53,594
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	4,860

			279,690	340,114

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020 (D)	$810,000	02/02/07	809,408	—
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	1.46% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	—

* 12/18/08 and 09/30/09.			1,665,969	—

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$1,527,814	06/30/16	1,500,915	1,553,096
Common Stock (B)	207 shs.	05/17/16	207,000	247,454

			1,707,915	1,800,550

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 07/29/2021	$1,449,000	01/29/16	$1,425,751	$1,477,980
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$326,705	02/17/17	320,483	330,195
Common Stock Class B (B)	380,545 shs.	*	380,545	380,545

* 01/29/16 and 02/17/17.			2,126,779	2,188,720

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company	0.40% int.	*	175,339	6,713

* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% (1% PIK) Senior Subordinated Note due 01/31/2020	$1,067,316	07/31/14	1,055,714	1,007,808
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	51,078

			1,203,810	1,058,886

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$1,610,100	05/29/15	1,585,757	1,626,201
Limited Liability Company Unit Preferred (B)(F)	1,149 uts.	05/29/15	114,900	137,848
Limited Liability Company Unit Common (B)(F)	1,149 uts.	05/29/15	—	109,094

			1,700,657	1,873,143

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$1,178,591	11/20/14	1,164,813	1,178,591
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	498,487
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	57,049

			1,379,732	1,734,127

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$1,135,898	05/12/15	1,120,180	1,147,257
Common Stock (B)	118 shs.	05/12/15	118,476	212,946

			1,238,656	1,360,203

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	$75,509	$53,461
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	21,842

			103,825	75,303

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	418,280
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	105,950

* 08/31/07 and 03/06/08.			328,729	524,230

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	726,147	—
Common Stock (B)	841 shs.	10/18/13	84,100	—

			810,247	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$1,725,000	05/23/16	1,695,649	1,742,250

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$867,652	03/27/17	857,239	867,652
Limited Liability Company Unit Series A (B)(F)	14 uts.	03/27/17	846,631	727,359

			1,703,870	1,595,011

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% (2% PIK) Senior Subordinated Note due 06/13/2019	$1,059,783	12/13/13	1,046,739	1,055,872
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	187,581
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	31,321

			1,235,700	1,274,774

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$1,428,470	*	$1,358,229	$999,929
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—

* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	999,929

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$1,221,686	07/31/15	1,203,720	1,209,295
Common Stock (B)	68 shs.	07/31/15	78,150	52,084

			1,281,870	1,261,379

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	120,612

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$70,962	12/05/13	220,058	70,961
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	11,232

			220,058	82,193

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	152,696 shs.	*	166,248	591,452

* 07/05/13 and 02/13/17.

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,151,982	01/23/15	1,137,384	1,146,169

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$2,012,500	*	1,979,592	1,979,289

* 01/21/16 and 02/23/17.

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	$363,158	$493,613

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2019 (D)	$1,778,423	11/30/06	784,378	1,778,423
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—

			931,418	1,778,423

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$377,366	08/03/15	372,113	384,913
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	571,331

			742,354	956,244

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$1,482,464	04/18/17	1,460,986	1,486,810
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	148,092
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	—

			1,609,082	1,634,902

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$1,602,400	01/22/16	1,577,259	1,634,448
Common Stock (B)	157 shs.	01/22/16	156,818	158,737

			1,734,077	1,793,185

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$978,801	11/03/11	974,067	978,801
Common Stock (B)	1,500 shs.	11/03/11	150,000	104,273

			1,124,067	1,083,074

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$1,572,322	03/04/15	$1,549,582	$1,389,511
Common Stock (B)	1,835 shs.	03/04/15	183,500	68,898

			1,733,082	1,458,409

Total Private Placement Investments (E)			$99,124,728	$100,802,259

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 12.71%:

Bonds - 12.71%
Altice Financing S.A.	7.500%	05/15/26	$400,000	$400,000	$444,000
Amsted Industries	5.375	09/15/24	240,000	240,000	248,400
Belden Inc.	5.250	07/15/24	210,000	210,000	217,350
Boise Cascade Company	5.625	09/01/24	130,000	130,000	133,900
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	431,375
Constellium N.V.	7.875	04/01/21	373,000	373,000	399,109
Cornerstone Chemical Company	9.375	03/15/18	500,000	502,206	500,000
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	288,688
CVR Partners, LP.	9.250	06/15/23	500,000	488,894	523,125
Dean Foods	6.500	03/15/23	329,000	329,000	347,094
Dell Inc.	4.420	06/15/21	600,000	624,019	632,530
Digicel Group Limited	6.000	04/15/21	500,000	463,251	479,375
Endo Finance LLC	5.375	01/31/23	500,000	428,649	417,500
EnPro Industries Inc.	5.875	09/15/22	120,000	121,148	125,100
First Data Corporation	5.000	01/15/24	406,000	406,000	417,543
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	485,810	488,750
HD Supply, Inc.	5.250	12/15/21	127,000	127,000	133,270
Hertz Corporation	7.625	06/01/22	500,000	500,000	498,800
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	308,200
Iamgold Corporation	7.000	04/15/25	500,000	500,000	515,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	524,375
Jupiter Resources Inc.	8.500	10/01/22	500,000	472,115	375,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	677,624	687,863
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	470,000
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	386,250
Micron Technology, Inc.	5.250	08/01/23	331,000	331,000	343,744
Moog Inc.	5.250	12/01/22	500,000	503,039	520,000
New Gold Inc.	6.250	11/15/22	500,000	502,394	513,750
OPE KAG Finance Sub	7.875	07/31/23	500,000	519,670	525,000
Park-Ohio Industries Inc.	6.625	04/15/27	169,000	169,000	177,450
Penske Corporation	4.875	07/11/22	500,000	498,709	546,212
Prime Security Services Borrower	9.250	05/15/23	500,000	500,000	543,330
Sabre GLBL, Inc.	5.250	11/15/23	122,000	122,000	126,575
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	208,590
Sinclair Television Group, Inc.	5.125	02/15/27	500,000	500,000	483,750
Suncoke Energy	7.500	06/15/25	500,000	492,335	493,750
Tallgrass Operations LLC	5.500	09/15/24	304,000	304,000	307,800
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	496,570
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	536,250

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value
Univision Communications, Inc.	5.125%	05/15/23	$160,000	$160,000	$161,549
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	217,620
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,382	245,938
Valeant Pharmaceuticals International	7.000	03/15/24	173,000	173,000	181,866
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	502,710	520,405
VRX Escrow Corp.	6.125	04/15/25	182,000	182,000	154,018
Welltec A/S	8.000	02/01/19	375,000	372,752	363,750
West Corporation	5.375	07/15/22	500,000	493,159	505,000
Wolverine World Wide, Inc.	5.000	09/01/26	335,000	335,000	330,394

Total Bonds				18,371,866	18,495,908

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				$18,371,866	$18,495,908

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Public Securities - 20.85%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.68%
Aquilex Holdings LLC	5.000%	12/31/20	$157,127	$156,929	$153,984
Gulf Finance, LLC	6.300	08/25/23	261,668	259,398	243,024
Power Products, LLC	5.530	01/24/23	131,889	131,274	132,054
Seadrill Partners Finco, LLC	4.000	02/21/21	492,347	267,751	313,133
Summit Midstream Holdings, LLC	7.020	03/06/22	147,334	145,934	148,808

Total Bank Loans				961,286	991,003

Bonds - 20.17%
ADT Security Services Corporation	4.125	06/15/23	500,000	444,087	495,625
Air Lease Corp.	3.000	09/15/23	600,000	594,355	596,548
Alcoa, Inc.	6.150	08/15/20	600,000	613,611	645,750
Anglogold Holdings PLC	5.375	04/15/20	600,000	602,243	633,300
Anixter, Inc.	5.125	10/01/21	165,000	165,000	175,725
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	398,950
A. Schulman Inc.	6.875	06/01/23	500,000	505,693	528,750
Bank of America Corporation	4.000	04/01/24	500,000	498,654	523,934
Beazer Homes USA, Inc.	8.750	03/15/22	160,000	160,000	178,400
Brunswick Corporation	7.125	08/01/27	500,000	503,873	581,066
Bunge Limited Finance Corp.	3.250	08/15/26	600,000	602,040	573,292
Community Health Sysyems Inc.	5.125	08/01/21	480,000	472,581	486,000
Clearwater Paper Corporation	4.500	02/01/23	500,000	496,880	492,500
Commercial Metals Company	4.875	05/15/23	750,000	751,018	758,438
Crown Castle International Corp	5.250	01/15/23	600,000	666,434	666,503
CubeSmart, L.P.	4.000	11/15/25	500,000	506,554	510,678
CVR Refining LLC	6.500	11/01/22	350,000	341,930	352,625
Discovery Communications	4.900	03/11/26	600,000	651,132	635,988
Duke Realty Limited Partnership	3.875	10/15/22	500,000	500,254	520,072
EP Energy Corporation	9.375	05/01/20	406,000	217,043	320,233
Expedia Inc.	4.500	08/15/24	600,000	625,885	631,409
Ferrellgas Partners, L.P.	6.750	01/15/22	265,000	267,737	249,100
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,483	614,250
Ford Motor Credit Co. LLC	4.375	08/06/23	600,000	644,661	631,260
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	156,000
General Motors Financial Co. Inc.	4.000	01/15/25	500,000	508,181	502,127
GEO Group, Inc.	5.875	01/15/22	500,000	477,165	520,000
HealthSouth Corporation	5.125	03/15/23	421,000	413,213	433,629
Hertz Corporation	6.750	04/15/19	79,000	78,633	79,000
Hospital Corporation of America	5.375	02/01/25	100,000	101,494	105,480
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	187,659
Hewlett Packard Enterprise Company	4.900	10/15/25	500,000	498,635	524,199

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Hughes Satellite Systems Corporation	6.625%	08/01/26	$500,000	$496,702	$537,500
Icahn Enterprises L.P.	6.000	08/01/20	600,000	606,170	617,625
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,991	531,165
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,376	507,499
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	167,200
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	475,637	485,000
Lazard Group LLC	4.250	11/14/20	500,000	499,146	527,505
LyondellBasell Industries N.V.	5.750	04/15/24	500,000	588,058	572,882
MasTec, Inc.	4.875	03/15/23	500,000	493,154	498,750
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,035,000
Micron Technology, Inc.	7.500	09/15/23	203,000	203,000	226,954
MPLX LP	4.875	12/01/24	500,000	500,000	533,083
NRG Energy, Inc.	7.250	05/15/26	500,000	503,057	517,500
Oasis Petroleum Inc.	6.875	03/15/22	500,000	475,036	485,000
Owens Corning	4.200	12/01/24	600,000	634,796	628,251
PBF Holding Company LLC	6.997	11/15/23	33,000	33,000	32,505
Perry Ellis International, Inc.	7.875	04/01/19	125,000	124,585	125,000
Pitney Bowes Inc.	3.375	10/01/21	500,000	499,657	496,650
Precision Drilling Corporation	6.625	11/15/20	149,477	151,645	146,114
Reinsurance Group of America	3.950	09/15/26	500,000	503,017	508,188
SM Energy Company	6.750	09/15/26	750,000	743,797	716,010
Sprint Corporation	7.125	06/15/24	155,000	155,000	172,438
Steelcase, Inc.	6.375	02/15/21	500,000	503,760	553,236
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	495,000
Summit Midstream Holdings, LLC	5.500	08/15/22	92,000	69,067	91,885
Time Warner Cable, Inc.	5.000	02/01/20	500,000	496,826	533,398
Trinity Acquisition Plc	4.400	03/15/26	500,000	515,985	522,109
Tyson Foods, Inc.	4.500	06/15/22	500,000	509,216	542,106
Western Digital Corporation	10.500	04/01/24	253,000	253,000	298,459
William Lyon Homes	7.000	08/15/22	500,000	500,000	517,500
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	403,750
Xlit Ltd	4.450	03/31/25	600,000	613,395	618,553

Total Bonds				28,519,542	29,352,305

Total Corporate Public Securities				$29,480,828	$30,343,308

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 2.63%
Agrium U.S. Inc.	1.420%	07/10/17	$829,000	$828,706	$828,706
Dollar General Corporation	1.450	07/06/17	1,000,000	999,799	999,798
Molex Electronic Technologies, LLC	1.380	07/05/17	1,000,000	999,846	999,847
Ryder System, Inc.	1.400	07/18/17	1,000,000	999,339	999,339

Total Short-Term Security				$3,827,690	$3,827,690

Total Investments	105.45%			$150,805,112	$153,469,165

Other Assets	5.59				8,131,575

Liabilities	(11.04)				(16,062,617)

Total Net Assets	100.00%				$145,538,123

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of June 30, 2017, the values of these securities amounted to $100,802,259 or 69.26% of net assets.
(F)	Held in PI Subsidiary Trust
^	Effective yield at purchase
PIK	- Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Industry Classification:	Fair Value/ Market Value
AEROSPACE & DEFENSE - 3.78%
API Technologies Corp.	$1,763,083
BEI Precision Systems & Space Company, Inc.	1,739,138
FMH Holdings Corporation	274,041
Merex Holding Corporation	468,121
Sunvair Aerospace Group Inc.	1,261,379
5,505,762

AUTOMOTIVE - 9.46%
Aurora Parts & Accessories LLC	1,749,307
CG Holdings Manufacturing Company	2,042,543
DPL Holding Corporation	1,630,296
English Color & Supply LLC	1,725,000
Ford Motor Credit Co. LLC	631,260
General Motors Financial Co. Inc.	502,127
Grakon Parent	168,908
J.B. Poindexter Co., Inc.	524,375
Meritor, Inc.	1,035,000
Moog Inc.	520,000
Power Stop Holdings LLC	1,873,143
Randy's Worldwide Automotive	1,360,203
13,762,162

BANKING - 0.36%
Bank of America Corporation	523,934

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.79%
Icahn Enterprises L.P.	617,625
Lazard Group LLC	527,505
1,145,130

BUILDING MATERIALS - 8.77%
ARI Holding Corporation	2,307,007
Boise Cascade Company	133,900
Janus Group Holdings LLC	1,386,763
Happy Floors Acquisition, Inc.	1,780,979
NSi Industries Holdings, Inc.	1,800,550
Owens Corning	628,251
Signature Systems Holding Company	75,303
Sunrise Windows Holding Company	999,929
Torrent Group Holdings, Inc.	82,193
Wellborn Forest Holding Company	1,778,423
Wolf-Gordon, Inc.	1,793,185
12,766,483

Fair Value/ Market Value
CABLE & SATELLITE - 1.61%
Hughes Satellite Systems Corporation	$537,500
Time Warner Cable, Inc.	533,398
Unitymedia KabelBW GmbH	536,250
UPCB Finance IV Limited	217,620
Virgin Media Secured Finance PLC	520,405
2,345,173

CHEMICALS - 3.33%
Agrium U.S. Inc.	828,706
A. Schulman Inc.	528,750
Compass Chemical International LLC	144,984
Cornerstone Chemical Company	500,000
CVR Partners, LP.	523,125
LBC Tank Terminals Holding Netherlands B.V.	687,863
LyondellBasell Industries N.V.	572,882
Polytex Holdings LLC	1,058,886
4,845,196

CONSUMER CYCLICAL SERVICES - 3.35%
ADT Security Services Corporation	495,625
CHG Alternative Education Holding Company	1,075,275
Church Services Holding Company	—
GEO Group, Inc.	520,000
PPC Event Services	1,734,127
Prime Security Services Borrower	543,330
West Corporation	505,000
4,873,357

CONSUMER PRODUCTS - 10.26%
AMS Holding LLC	250,366
Blue Wave Products, Inc.	867,661
Elite Sportwear Holding, LLC	1,732,981
gloProfessional Holdings, Inc.	1,357,890
GTI Holding Company	807,254
Handi Quilter Holding Company	2,163,443
HHI Group, LLC	1,644,986
Kyjen Company	1,342,371
Manhattan Beachwear Holding Company	267,612
MasTec, Inc.	498,750
Master Cutlery LLC	782,885
Perry Ellis International, Inc.	125,000
Whitebridge Pet Brands Holdings, LLC	1,634,902
York Wall Holding Company	1,458,409
14,934,510

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
DIVERSIFIED MANUFACTURING - 5.15%
ABC Industries, Inc.	$385,090
Advanced Manufacturing Enterprises LLC	—
Airxcel Holdings	493,307
Amsted Industries	248,400
Belden Inc.	217,350
BP SCI LLC	355,543
CTP Transportation Products, LLC	288,688
EnPro Industries Inc.	125,100
F G I Equity LLC	496,470
Forum Energy Technologies	156,000
Ideal Tridon Holdings, Inc.	193,692
K P I Holdings, Inc.	200,697
Molex Electronic Technologies, LLC	999,847
Motion Controls Holdings	340,114
NetShape Technologies, Inc.	—
SR Smith LLC	1,595,011
Strahman Holdings Inc	1,274,774
Power Products, LLC	132,054
7,502,137

ELECTRIC - 1.60%
AM Conservation Holding Corp.	1,813,083
NRG Energy, Inc.	517,500
2,330,583

FINANCE COMPANIES - 0.41%
Air Lease Corp.	596,548

FINANCIAL OTHER - 0.09%
Insurance Claims Management, Inc.	125,607

FOOD & BEVERAGE - 10.72%
1492 Acquisition LLC	352,205
Bunge Limited Finance Corp.	573,292
Dean Foods	347,094
Del Real LLC	1,734,175
Eagle Family Foods, Inc.	1,725,000
F F C Holding Corporation	553,981
GenNx Novel Holding, Inc.	1,640,910
Hollandia Produce LLC	1,331,341
Hospitality Mints Holding Company	1,076,646
Impact Confections	1,256,465
JMH Investors LLC	233,224
Fair Value/ Market Value

PANOS Brands LLC	$2,188,720
Tyson Foods, Inc.	542,106
Westminster Acquisition LLC	956,244
WP Supply Holding Corporation	1,083,074
15,594,477

GAMING - 1.18%
CTM Holding, Inc.	1,722,895

HEALTHCARE - 3.24%
CORA Health Services, Inc.	879,854
Community Health Sysyems Inc.	486,000
ECG Consulting Group	1,428,049
GD Dental Services LLC	106,457
HealthSouth Corporation	433,629
Hospital Corporation of America	293,139
Laboratory Corporation of America Holdings	507,499
TherOX, Inc.	—
Touchstone Health Partnership	—
Valeant Pharmaceuticals International	427,804
VRX Escrow Corp.	154,018
4,716,449

HEALTH INSURANCE - 0.35%
Reinsurance Group of America	508,188

HOME CONSTRUCTION - 0.48%
Beazer Homes USA, Inc.	178,400
William Lyon Homes	517,500
695,900

INDEPENDENT - 2.28%
Antero Resources Corporation	398,950
EP Energy Corporation	320,233
Jupiter Resources Inc.	375,000
Laredo Petroleum, Inc.	485,000
MEG Energy Corporation	386,250
Oasis Petroleum Inc.	485,000
Precision Drilling Corporation	146,114
SM Energy Company	716,010
3,312,557

INDUSTRIAL OTHER - 8.71%
AFC - Dell Holding Corporation	1,321,767
Aquilex Holdings LLC	153,984

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Brunswick Corporation	$581,066
Clough, Harbour and Associates	647,901
Connecticut Electric, Inc.	1,619,875
Hartland Controls Holding Corporation	1,844,705
HVAC Holdings, Inc.	1,529,295
Mail Communications Group, Inc.	254,460
MC Sign Holdings LLC	1,143,333
Midwest Industrial Rubber, Inc.	1,740,829
Park-Ohio Industries Inc.	177,450
Smart Source Holdings LLC	524,230
SMB Machinery Holdings, Inc.	—
Steelcase, Inc.	553,236
Tranzonic Holdings LLC	591,452
12,683,583

MEDIA & ENTERTAINMENT - 2.37%
BlueSpire Holding, Inc.	—
Discovery Communications	635,988
GlynnDevins Acquisition Corporation	118,351
HOP Entertainment LLC	—
Lamar Media Corp.	167,200
Money Mailer Equity LLC	1,675,100
Sinclair Broadcast Group, Inc.	208,590
Sinclair Television Group, Inc.	483,750
Univision Communications, Inc.	161,549
3,450,528

METALS & MINING - 3.06%
Alcoa, Inc.	645,750
Anglogold Holdings PLC	633,300
Commercial Metals Company	758,438
Constellium N.V.	399,109
First Quantum Minerals Ltd.	488,750
Iamgold Corporation	515,000
New Gold Inc.	513,750
Suncoke Energy	493,750
4,447,847

MIDSTREAM - 1.55%
CVR Refining LLC	352,625
Ferrellgas Partners, L.P.	863,350
Suburban Propane Partners, L.P.	495,000
Summit Midstream Holdings, LLC	240,693
Fair Value/ Market Value

Tallgrass Operations LLC	$307,800
2,259,468

OIL FIELD SERVICES - 1.47%
Avantech Testing Services LLC	—
Gulf Finance, LLC	243,024
Hilcorp Energy Company	308,200
Petroplex Inv Holdings LLC	6,713
Seadrill Partners Finco, LLC	313,133
Topaz Marine S.A.	496,570
Welltec A/S	363,750
WPX Energy, Inc.	403,750
2,135,140

OTHER - REITS - 0.71%
Duke Realty Limited Partnership	520,072
CubeSmart, L.P.	510,678
1,030,750

PACKAGING - 0.52%
ASC Holdings, Inc.	755,990

PAPER - 1.50%
Clearwater Paper Corporation	492,500
Dunn Paper	1,690,500
2,183,000

PHARMACEUTICALS - 3.02%
Clarion Brands Holding Corp.	2,181,532
Endo Finance LLC	417,500
ERG Holding Company LLC	1,325,133
Mallinckrodt PLC	470,000
4,394,165

PROPERTY & CASUALTY - 0.78%
Trinity Acquisition Plc	522,109
Xlit Ltd	618,553
1,140,662

REFINING - 2.29%
CITGO Petroleum Corporation	431,375
MES Partners, Inc.	1,192,055
MPLX LP	533,083
PBF Holding Company LLC	32,505
Tristar Global Energy Solutions, Inc.	1,146,169
3,335,187

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
RETAILERS - 1.01%
Dollar General Corporation	$999,798
HD Supply, Inc.	133,270
Wolverine World Wide, Inc.	330,394
1,463,462

TECHNOLOGY - 6.87%
Anixter, Inc.	175,725
Dell Inc.	632,530
Expedia Inc.	631,409
First Data Corporation	417,543
Glynlyon Holding Companies, Inc.	1,871,737
Hewlett Packard Enterprise Company	524,199
Jabil Circuit, Inc.	531,165
Micron Technology, Inc.	570,698
Pitney Bowes Inc.	496,650
Sabre GLBL, Inc.	126,575
Software Paradigms International Group, LLC	1,742,250
Veritext Corporation	1,979,289
Western Digital Corporation	298,459
9,998,229

Fair Value/ Market Value
TELECOMMUNICATIONS - 0.30%
Altice Financing S.A.	$444,000

TRANSPORTATION SERVICES - 3.18%
Hertz Corporation	577,800
MNX Holding Company	1,359,214
OPE KAG Finance Sub	525,000
Penske Corporation	546,212
Ryder System, Inc.	999,339
Team Drive-Away Holdings LLC	120,612
VP Holding Company	493,613
4,621,790

WIRELESS - 0.90%
Crown Castle International Corp	666,503
Digicel Group Limited	479,375
Sprint Corporation	172,438
1,318,316

Total Investments - 105.45% (Cost - $150,805,112)	$153,469,165

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

1.	History

Barings Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988. In order to clarify the Trust's relationship to Barings LLC, as of September 12, 2016, the Trust's name was changed to replace "Babson Capital Participation Investors" with "Barings Participation Investors".

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services—Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $100,802,259 (69.26% of net assets) as of June 30, 2017 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2017, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
June 30, 2017
(Unaudited)

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and, finally, the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2017:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Bank Loans	$2,125,346	Broker Quote	Single Broker	98% to 101%	98.3%

	$3,704,289	Discounted Cash Flows	Discount Rate	8.9% to 9.6%	9.3%

Corporate Bonds	$69,459,779	Discounted Cash Flows	Discount Rate	7.7% to 17.5%	12.2%

	$3,415,068	Market Approach	Valuation Multiple	3.8x to 8.0x	6.5x

			EBITDA	$0 million to $10.7 million	$6.8 million

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
June 30, 2017
(Unaudited)

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average

Equity Securities	$20,383,531	Market Approach	Valuation Multiple	3.8x to 13.5x	8.1x

			EBITDA	$0 million to $213.8 million	$27.1 million

Certain of the Trust's Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $2,149,092 have been excluded from the preceding table.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trusts' financial instruments are categorized as of June 30, 2017.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2017 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$92,698,061	$—	$18,495,908	$74,202,153
Bank Loans	5,394,789	—	—	5,394,789
Common Stock - U.S.	5,890,532	—	—	5,890,532
Preferred Stock	2,196,656	—	—	2,196,656
Partnerships and LLCs	13,118,129	—	—	13,118,129
Public Securities
Bank Loans	991,003	—	556,157	434,846
Corporate Bonds	29,352,305	—	29,352,305	—
Short-term Securities	3,827,690	—	3,827,690	—
Total	$153,469,165	$—	$52,110,749	$101,237,105

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
June 30, 2017
(Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning Balance at 12/31/2016	Included in Earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 6/30/2017
Restricted Securities
Corporate Bonds	$69,600,395	$2,532,201	$5,948,970	$(21,839)	$(3,857,574)	$—	$—	$74,202,153
Bank Loans	5,132,890	(19,851)	281,750	—	—	—	—	5,394,789
Common Stock - U.S.	5,972,591	950,573	104,545	(1,137,177)	—	—	—	5,890,532
Preferred Stock	3,878,030	316,147	—	(1,997,521)	—	—	—	2,196,656
Partnerships and LLCs	10,187,680	1,492,866	1,889,190	(451,607)	—	—	—	13,118,129
Public Securities
Bank Loans	—	590	—	(331)	—	434,587	—	434,846
	$94,771,586	$5,272,526	$8,224,455	$(3,608,475)	$(3,857,574)	$434,587	$—	$101,237,105

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from Assets Still Held
Interest (Amortization)	$222,856	—
Net realized gain on investments before taxes	$1,067,954	—
Net change in unrealized appreciation of investments before taxes	$3,981,126	$4,284,156

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
June 30, 2017
(Unaudited)

distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, are subject to taxation at prevailing corporate tax rates. As of June 30, 2017, the PI Subsidiary Trust has incurred income tax expense of $128,855.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2017, the PI Subsidiary Trust has a deferred tax liability of $527,673.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

C. Basis for Board Renewal of Contract

At a meeting of the Trustees held on April 21, 2017, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Barings) unanimously approved a one year continuance of the Contract.
Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial strength of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and "fallout" benefits to Barings resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Barings prior to the meeting and (ii) the reasons Barings put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BARINGS TO THE TRUST

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings' ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings' staff; (iv) the strength of Barings' financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Barings as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.

INVESTMENT PERFORMANCE

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
June 30, 2017
(Unaudited)

compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Corporate Investors, which also is advised by Barings. Under the terms of its Investment Services Contract, Barings Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Barings, and that the fee Barings Corporate Investors charged compares favorably.

At the request of the Trustees, Barings provided information concerning the profitability of Barings' advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings' historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.
ECONOMIES OF SCALE

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust's current net assets are near $140 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4.	Senior Indebtedness

MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended June 30, 2017, the Trust incurred total interest expense on the Note of $306,750.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the six months ended 06/30/17
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$11,311,453	$9,080,239
Corporate public securities	4,055,451	2,399,581

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2017. The net unrealized appreciation of

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
June 30, 2017
(Unaudited)

investments for financial reporting and Federal tax purposes as of June 30, 2017 is $2,664,053 and consists of $13,019,672 appreciation and $10,355,619 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $527,673 on net unrealized gains on the PI Subsidiary Trust.

6.	Quarterly Results of Investment Operations

	March 31, 2017
	Amount	Per Share
Investment income	$3,626,412
Net investment income	2,977,329	$0.29
Net realized and unrealized gain on investments (net of taxes)	1,286,603	0.12

	June 30, 2017
	Amount	Per Share
Investment income	$7,273,203
Net investment income	5,971,038	$0.57
Net realized and unrealized gain on investments (net of taxes)	5,269,383	0.51

7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At June 30, 2017, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
CORA Health Services, Inc.	$890,933
HVAC Holdings, Inc.	$600,572

9.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 21, 2017. The shareholders were asked to vote to re-elect as Trustees Michael H. Brown, Barbara M. Ginader and Maleyne M. Syracuse for three year terms. The shareholders approved the proposal. The Trust's other Trustees, Edward P. Grace III, Robert E. Joyal, Clifford M. Noreen and Susan B. Sweeney continued to serve their respective terms following the April 21, 2017 Annual Shareholder Meeting. The results of the voting are set forth below.

Shares for	Withheld	Total	% of Shares Voted for
Michael H. Brown 8,665,743	243,831	8,909,574	97.26%
Barbara M. Ginader 8,683,770	225,803	8,909,574	97.47%
Maleyne M. Syracuse 8,655,194	191,501	8,909,574	97.15%

Barings Participation Investors

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES:
BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

●	Applications or other forms, interviews, or by other means;

●	Consumer or other reporting agencies, government agencies, employers or others;

●	Your transactions with us, our affiliates, or others; and

●	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

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Barings Corporate Investors

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Members of the Board of Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial Officer

Janice M. Bishop
Vice President, Secretary & Chief Legal Officer

Sean Feeley
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable for this filing.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized  and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)             CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 8, 2017

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 8, 2017